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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    CANADA                                          NONE
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER PENDING)

                                1430 PEEL STREET
                        MONTREAL, QUEBEC, CANADA H3A 1S9
                                 (514) 849-5271
                    (Address of Principal Executive Office)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES:  333-78395

             TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
             -------------------                       ------------------------------
  ADJUSTABLE CONVERSION-RATE EQUITY SECURITY
                     UNITS                                NEW YORK STOCK EXCHANGE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:  NONE

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The class of securities to be registered hereby are the Adjustable Conversion-rate Equity Security Units of The Seagram Company Ltd., a Canadian Company.

     For a description of the Adjustable Conversion-rate Equity Security Units, reference is made to Amendment No. 2 to the Registration Statement on Form S-3 of The Seagram Company Ltd. and Joseph E. Seagram & Sons, Inc. (Registration No. 333-78395), filed with the Securities and Exchange Commission on June 10, 1999 (the "Registration Statement"), and the form of prospectus for the Adjustable Conversion-rate Equity Security Units included therein, which description is incorporated herein by reference. Definitive copies of the prospectus describing the Adjustable Conversion-rate Equity Security Units will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2.  EXHIBITS.

 1. Form of Indenture (incorporated herein by reference to Exhibit 4(a) of the Registration Statement).
 2.  Form of Note (incorporated herein by reference to Exhibit
     4(b) of the Registration Statement).
 3.  Form of Supplemental Indenture (incorporated by reference to
     Exhibit 4(c) of the Registration Statement).
 4.  Form of Remarketing Agreement (incorporated by reference to
     Exhibit 4(d) of the Registration Statement).
 5. Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4(e) of the Registration Statement).
 6. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4(f) of the Registration Statement).
 7.  Form of Unit (incorporated herein by reference to Exhibit
     4(e) to the Registration Statement).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 10, 1999                      THE SEAGRAM COMPANY LTD.

                                          By:    /s/ DANIEL R. PALADINO

                                            ------------------------------------
                                            Name: Daniel R. Paladino
                                            Title:  Executive Vice President --
                                                    Legal and Environmental
                                                    Affairs